Cobalt Corporation

Quarterly Highlights
(In thousands, except per share data)

March 31, 2003

--------------------------------------------              -------------------------------------------------------------
        Results of Operations                               1st Qtr      2nd Qtr    3rd Qtr     4th Qtr      Total
--------------------------------------------              -------------------------------------------------------------
2003
----
  Total revenues                                           $ 408,567   $       0   $       0   $       0   $   408,567
  Health services revenues                                   403,946           0           0           0       403,946
  Net income                                                  11,142           0           0           0        11,142
  Diluted EPS (1)                                               0.26        0.00        0.00        0.00          0.26


2002
----
  Total revenues                                           $ 380,970   $ 382,881   $ 390,392   $ 393,107   $ 1,547,350
  Health services revenues                                   378,039     379,250     385,691     390,666     1,533,646
  Income from Cobalt continuing
     operations (2)                                           13,244      22,762      13,888      15,123        65,017
  Income (loss) from Cobalt
     discontinued operations, net of tax                       9,359        (250)       (171)          0         8,938
  Net income                                                  22,603      22,512      13,717      15,123        73,955
  Diluted EPS from Cobalt continuing operations (1)             0.32        0.54        0.33        0.35          1.54
  Diluted EPS from Cobalt discontinued operations (1)           0.23       (0.01)      (0.01)       0.00          0.21
  Diluted EPS (1)                                               0.55        0.53        0.32        0.35          1.75

(1) The sum of the quarters may not equal the earnings per common share for the year, due to the change in the number of shares outstanding during the year.

(2) Includes income from investment in affiliates of $2.9 million, $12.5 million, and $0.2 million in the first, second, and fourth quarter of 2002, respectively.


               Cobalt Corporation

Operating Highlights
(In thousands)

March 31, 2003
                                      ----------------------------------------------- ---------------------------------------------
                                                           2002               YTD                    2003                   YTD
------------------------------------- ----------------------------------------------- ---------------------------------------------

Operating Data                          1st Qtr  2nd Qtr  3rd Qtr  4th Qtr   12/31/02  1st Qtr  2nd Qtr  3rd Qtr  4th Qtr  12/31/03
------------------------------------- ----------------------------------------------- ---------------------------------------------
   Health services revenues:
    Insured medical products           $305,127 $306,145 $311,386 $317,424 $1,240,082 $323,132  $     0   $    0   $    0  $323,132
    Specialty managed care
     products and services               45,328   45,434   46,504   47,844    185,110   44,045                               44,045
    Government services                  28,809   27,971   28,375   26,564    111,719   27,810                               27,810
    Self-funded products                  7,233    7,757    7,967    7,681     30,638   14,268                               14,268
    Eliminations                         (8,458)  (8,057)  (8,541)  (8,847)   (33,903)  (5,309)                              (5,309)
                                        -------  -------  -------  -------  ---------  -------  --------  -------  -------  -------
       Total                            378,039  379,250  385,691  390,666  1,533,646  403,946        0        0        0   403,946

   Medical and other benefits:
    Insured medical products            268,222  266,976  269,652  266,844  1,071,694  279,799                              279,799
    Specialty managed care
     products and services               27,473   27,209   27,427   25,751    107,860   27,257                               27,257
    Eliminations                         (3,337)  (3,377)  (3,274)  (2,895)   (12,883)  (3,215)                              (3,215)
                                        -------  -------  -------  -------  ---------  -------  --------  -------  -------  -------
       Total                            292,358  290,808  293,805  289,700  1,166,671  303,841        0        0        0   303,841

   Selling, general, administrative,
     and other expenses:
    Insured medical products             33,060   33,837   34,605   37,904    139,406   34,760                               34,760
    Specialty managed care products
     and services                        16,381   16,956   17,265   18,535     69,137   13,767                               13,767
    Government services                  28,277   27,499   28,110   26,275    110,161   27,310                               27,310
    Self-funded products                  6,889    7,088    6,755    7,381     28,113   12,606                               12,606
    Corporate holding company            (2,615)    (124)    (456)     634     (2,561)    (429)                                (429)
    Eliminations                         (5,124)  (4,675)  (5,267)  (5,951)   (21,017)  (2,096)                              (2,096)
                                        -------  -------  -------  -------   --------  -------  --------  -------  -------  -------
       Total                             76,868   80,581   81,012   84,778    323,239   85,918         0        0        0   85,918

   Investment income, net                 2,827    3,708    4,521    3,789     14,845    4,397                                4,397
   Net realized investment gains
    (losses)                                104      (77)     180   (1,348)    (1,141)     224                                  224
                                        -------  -------  -------  -------   --------  -------  --------  -------  -------  -------
       Total investment results           2,931    3,631    4,701    2,441     13,704    4,621         0        0        0    4,621

   Income from continuing operations
      before interest, amortization,
      income tax expense and income
      from investment in affiliates      11,744   11,492   15,575   18,629     57,440   18,808         0        0        0   18,808

   Interest                                 172       71      116      316        675      275                                  275
   Amortization of intangible assets          0        0        0        0          0      325                                  325
                                        -------  -------  -------  -------   --------  -------  --------  -------  -------  -------

   Income from continuing operations
      before income tax expense
      and income from investment in
      affiliates                         11,572   11,421   15,459   18,313     56,765   18,208         0        0        0   18,208

   Income tax expense                    (1,180)  (1,124)  (1,574)  (3,426)    (7,304)  (7,066)                              (7,066)

   Income from investment in
      affiliates, net of tax(1)           2,852   12,465        3      236     15,556        0                                    0
                                        -------  -------  -------  -------   --------  -------  --------  -------  -------  -------

   Income from continuing operations     13,244   22,762   13,888   15,123     65,017   11,142         0        0        0   11,142

   Income (loss) from discontinued
     operations, net of tax(2)            9,359     (250)    (171)       0      8,938        0                                    0
                                        -------  -------  -------  -------   --------  -------  --------  -------  -------  -------

   Net income                           $22,603  $22,512  $13,717  $15,123   $ 73,955  $11,142  $      0  $     0  $     0  $11,142
                                        =======  =======  =======  =======   ========  =======  ========  =======  =======  =======

(1)  YTD 2002 includes a $10.0 million gain on the sale of 4.4 million AMZ shares.

(2)  The first quarter of 2002 includes a $9.9 million net gain on the sale of Innovative Resource Group, LLC, which is treated as discontinued operations. During the second and third quarter of 2002, additional expenses were recorded, adjusting the net gain to $9.6 million.

                                              YTD
------------------------------------- -------------------

Operating Data                         03/31/02  03/31/03
------------------------------------- -------------------
   Health services revenues:
    Insured medical products           $305,127 $323,132
    Specialty managed care
     products and services               45,328   44,045
    Government services                  28,809   27,810
    Self-funded products                  7,233   14,268
    Eliminations                         (8,458)  (5,309)
                                        -------  -------
       Total                            378,039  403,946

   Medical and other benefits:
    Insured medical products            268,222  279,799
    Specialty managed care
     products and services               27,473   27,257
    Eliminations                         (3,337)  (3,215)
                                        -------  -------
       Total                            292,358  303,841

   Selling, general, administrative,
     and other expenses:
    Insured medical products             33,060   34,760
    Specialty managed care products
     and services                        16,381   13,767
    Government services                  28,277   27,310
    Self-funded products                  6,889   12,606
    Corporate holding company            (2,615)    (429)
    Eliminations                         (5,124)  (2,096)
                                        -------  -------
       Total                             76,868   85,918

   Investment income, net                 2,827    4,397
   Net realized investment gains
    (losses)                                104      224
                                        -------  -------
       Total investment results           2,931    4,621

   Income from continuing operations
      before interest, amortization,
      income tax expense and income
      from investment in affiliates      11,744   18,808

   Interest                                 172      275
   Amortization of intangible assets          0      325
                                        -------  -------

   Income from continuing operations
      before income tax expense
      and income from investment in
      affiliates                         11,572   18,208

   Income tax expense                    (1,180)  (7,066)

   Income from investment in
      affiliates, net of tax(1)           2,852        0
                                        -------  -------

   Income from continuing operations     13,244   11,142

   Income (loss) from discontinued
     operations, net of tax(2)            9,359        0
                                        -------  -------

   Net income                          $ 22,603 $ 11,142
                                        =======  =======

--------------------------------------------------------

(1) YTD 2002 includes a $10.0 million gain on the sale of 4.4 million AMZ shares.

(2) The first quarter of 2002 includes a $9.9 million net gain on the sale of Innovative Resource Group, LLC, which is treated as discontinued operations. During the second and third quarter of 2002, additional expenses were recorded, adjusting the net gain to $9.6 million.

          Cobalt Corporation
Consolidated Statements of Operations
(In thousands, except share and per share data)

                                   --------------------------------------------------------
March 31, 2003                                       2002                           YTD
                                   --------------------------------------------------------

--------------------------------
Consolidated                         1st Qtr    2nd Qtr     3rd Qtr   4th Qtr      Total
--------------------------------   --------------------------------------------------------
Revenues:
 Health services revenues:
  Premium revenue                    $337,966   $339,129    $344,737   $351,928  $1,373,760
  Other revenue                        40,073     40,121      40,954     38,738     159,886
 Investment results                     2,931      3,631       4,701      2,441      13,704
                                      --------   --------   --------- ---------   ---------
     Total revenues                   380,970    382,881     390,392    393,107   1,547,350

Expenses:
 Medical and other benefits           292,358    290,808     293,805    289,700   1,166,671
 Selling, general,
  administrative, and other
  expenses                             76,868     80,581      81,012     84,778     323,239
 Interest                                 172         71         116        316         675
 Amortization of intangible assets          0          0           0          0           0
                                     --------   --------   ---------  ---------   ---------
    Total expenses                    369,398    371,460     374,933    374,794   1,490,585
                                     --------   --------   ---------  ---------   ---------

Income from continuing operations
 before income tax
 expense and income
 from investment in affiliates         11,572     11,421      15,459     18,313      56,765

Income tax expense                     (1,180)    (1,124)     (1,574)    (3,426)     (7,304)

Income from investment in
 affiliates, net of tax(1)              2,852     12,465           3        236      15,556
                                     --------   --------   ---------  ---------   ----------

Income from continuing operations      13,244     22,762      13,888     15,123      65,017

Income (loss) from discontinued
 operations, net of tax(2)              9,359       (250)       (171)         0       8,938
                                     --------   --------   ---------  ---------   ----------

Net income                          $  22,603   $ 22,512   $  13,717  $  15,123    $ 73,955
                                    =========   ========   =========  =========   ==========

Weighted average common shares     40,637,194 40,904,010  41,272,729 41,550,021  41,093,967

Diluted weighted average
 common shares                     40,967,943 42,413,553  42,625,303 42,634,726  42,229,727


Earnings (loss) per common
 share (3):
 Diluted EPS from continuing
  operations                         $   0.32  $    0.54  $    0.33  $    0.35   $   1.54
 Diluted EPS from discontinued
  operations                         $   0.23  $   (0.01) $   (0.01) $    0.00   $   0.21
                                     --------   --------  ---------  ---------   --------
    Total diluted EPS                $   0.55  $    0.53  $    0.32  $    0.35   $   1.75
                                     ========   ========  =========  =========   ========

----------------------------------------------------------------------------------------

(1) YTD 2002 includes a $10.0 million gain on the sale of 4.4 million AMZ shares.

(2) The first quarter of 2002 includes a $9.9 million net gain on the sale of Innovative Resource Group, LLC, which is treated as discontinued operations. During the second and third quarter of 2002, additional expenses were recorded, adjusting the net gain to $9.6 million.

(3) The sum of the quarters may not equal the earnings per common share for the year due to the change in the number of shares outstanding during the year.

                                   ---------------------------------------------------  ---------------------
                                                         2003                   YTD              YTD
                                   ---------------------------------------------------  ---------------------
--------------------------------
Consolidated                        1st Qtr     2nd Qtr   3rd Qtr   4th Qtr    Total      03/31/02  03/31/03
--------------------------------   ---------------------------------------------------  ---------------------
Revenues:
 Health services revenues:
  Premium revenue                  $ 357,377  $       0  $     0  $      0   $ 357,377   $ 337,966 $  357,377
  Other revenue                       46,569                                    46,569      40,073     46,569
 Investment results                    4,621          0        0         0       4,621       2,931      4,621
                                    --------  ---------- --------  --------   --------    --------  ---------
     Total revenues                  408,567          0        0         0     408,567     380,970    408,567

Expenses:
 Medical and other benefits          303,841          0        0         0     303,841     292,358    303,841
 Selling, general,
  administrative, and other
  expenses                            85,918          0        0         0      85,918      76,868     85,918
 Interest                                275          0        0         0         275         172        275
 Amortization of intangible assets       325          0        0         0         325           0        325
                                    --------  ---------- --------  --------   --------    --------  ---------
    Total expenses                   390,359          0        0         0     390,359     369,398    390,359
                                    --------  ---------- --------  --------   --------    --------  ---------

Income from continuing operations
 before income tax
 expense and income
 from investment in affiliates        18,208          0        0         0      18,208      11,572     18,208

Income tax expense                    (7,066)         0        0         0      (7,066)     (1,180)    (7,066)

Income from investment in
 affiliates, net of tax(1)                 0          0        0         0           0       2,852          0
                                    --------  ---------- --------  --------   --------    --------  ---------

Income from continuing operations     11,142          0        0         0      11,142      13,244     11,142

Income (loss) from discontinued
 operations, net of tax(2)                 0          0        0         0           0       9,359          0
                                    --------  ---------- --------  --------   --------    --------  ---------

Net income                         $  11,142  $       0  $     0  $      0   $  11,142   $  22,603 $   11,142
                                    ========  ========== ========  ========   ========    ========  =========

Weighted average common shares    41,827,290                                41,827,290  40,637,194 41,827,290

Diluted weighted average
 common shares                    42,678,666                                42,678,666  40,967,943 42,678,666


Earnings (loss) per common
 share (3):
 Diluted EPS from continuing
  operations                       $    0.26  $    0.00  $   0.00 $    0.00  $    0.26   $    0.32 $     0.26
 Diluted EPS from discontinued
  operations                       $    0.00  $    0.00  $   0.00 $    0.00  $    0.00   $    0.23 $     0.00
                                     -------- ---------- --------  --------   --------    --------  ---------
    Total diluted EPS              $    0.26  $    0.00  $   0.00 $    0.00  $    0.26   $    0.55 $     0.26
                                     ======== ========== ========  ========   ========    ========  =========

                                   ----------------------------------------------------  ---------------------

(1) YTD 2002 includes a $10.0 million gain on the sale of 4.4 million AMZ shares.

(2) The first quarter of 2002 includes a $9.9 million net gain on the sale of Innovative Resource Group, LLC, which is treated as discontinued operations. During the second and third quarter of 2002, additional expenses were recorded, adjusting the net gain to $9.6 million.

(3) The sum of the quarters may not equal the earnings per common share for the year due to the change in the number of shares outstanding during the year.


           Cobalt Corporation

Consolidated Balance Sheets
(In thousands)

                                      ---------------------------------------  -------------------------------------
March 31, 2003                                         2002(1)                                   2003
                                      ---------------------------------------  -------------------------------------
                                           3/31     6/30      9/30     12/31         3/31     6/30     9/30    12/31
------------------------------------  ---------------------------------------  -------------------------------------
            Assets
Current Assets:
    Cash and cash equivalents            $ 49,200 $ 67,478  $ 63,179  $ 49,710    $ 65,669  $        $        $
    Investments - available for sale(2)   204,843  306,270   347,121   373,870     386,459
    Premium receivables                    31,377   33,989    37,374    40,971      46,290
    Due from clinics and providers          7,101    7,265     4,219     3,750       2,479
    Reinsurance recoverables               27,762   27,706    30,847    30,046      36,220
    Other receivables                      42,268   41,623    47,376    43,431      46,152
    Prepaid and other current assets       42,914   39,686    36,905    35,805      43,237

                                          -------  -------  --------  --------    --------  -------  -------  -------
       Total current assets               405,465  524,017   567,021   577,583     626,506        0        0        0

Noncurrent assets:
    Investments - held to maturity         10,979   12,591    12,688    12,780      12,974
    Investment in AMZ (2)                  63,677        0         0         0           0
    Property and equipment, net            31,813   31,537    30,526    34,167      37,051
    Goodwill and intangible assets, net    89,087   89,594    91,295   102,908      99,288
    Prepaid pension                        55,269   56,750    58,557    66,142      67,021
    Deferred income taxes                  32,275   33,088    37,868    33,528      18,658
    Reinsurance recoverables               19,020   20,796    23,156    24,177      23,304
    Other noncurrent assets                24,100   26,274    25,693    18,614      25,764

                                          -------  -------  --------  --------    --------  -------  -------  -------
       Total assets                      $731,685 $794,647  $846,804  $869,899    $910,566  $     0  $     0  $     0
                                          =======  =======  ========  ========    ========  =======  =======  =======

Liabilities and Shareholders' Equity
Current Liabilities:
    Medical and other benefits payable   $196,181 $194,562  $195,929  $198,101    $224,088  $        $        $
    Advance premiums                       87,755   85,975   100,569    92,277     113,097
    Payables and accrued expenses          51,152   72,527    71,226    74,641      65,863
    Short-term debt                        12,315    8,516     3,425    12,451       3,575
    Other current liabilities              38,836   34,854    42,742    35,500      36,456

                                          -------  -------  --------  --------    --------  -------  -------  -------
       Total current liabilities          386,239  396,434   413,891   412,970     443,079        0        0        0

Noncurrent liabilities:
    Medical and other benefits payable     48,121   50,094    53,734    56,777      53,743
    Deferred income taxes                  32,275   33,088    34,505    36,142      33,227
    Postretirement benefits other than
     pension                               18,207   17,626    17,930    18,042      18,320
    Long-term debt (3)                      1,500        0    25,000    25,000      25,000
    Other noncurrent liabilities           15,696   15,819    16,480    18,449      21,597

                                          -------  -------  --------  --------    --------  -------  -------  -------
       Total liabilities                  502,038  513,061   561,540   567,380     594,966        0        0        0

Shareholders' equity:
    Common stock                          249,965  255,095   259,443   261,482     262,437
    Retained earnings (deficit)           (18,054)   4,440    18,157    33,280      44,422
    Accumulated other comprehensive
     income (loss) (2)                     (2,264)  22,051     7,664     7,757       8,741
                                          -------  -------  --------  --------    --------  -------  -------  -------

       Total Shareholders' equity         229,647  281,586   285,264   302,519     315,600        0        0        0
                                          -------  -------  --------  --------    --------  -------  -------  -------

       Total liabilities and shareholder
        equity                           $731,685 $794,647  $846,804  $869,899    $910,566  $     0  $     0  $     0
                                          =======  =======  ========  ========    ========  =======  =======  =======

 (1) Certain reclassifications have been made to the balances for 2002 to conform to the 2003 presentation.

 (2) Investment in the remaining 1.9 million shares of AMZ common stock as of June 30, 2002 was reclassified as Investments - available for sale. The AMZ Investment is reported at fair market value and any unrealized gain (loss) is included in Accumulated other comprehensive income (loss).

 (3)Amount outstanding on the revolving credit loan due beyond twelve months.

                Cobalt Corporation

Ratio Analysis from Continuing Operations

                                         ---------------------------------- ----------------------------------- ------------------
March 31, 2003                                         2002                                2003                        YTD
                                         ---------------------------------- ----------------------------------- ------------------

----------------------------------------
Ratio Analysis                           1st Qtr  2nd Qtr  3rd Qtr  4th Qtr  1st Qtr  2nd Qtr  3rd Qtr  4th Qtr  03/31/02 03/31/03
---------------------------------------- ---------------------------------- ----------------------------------- ------------------
Insured Medical Products:
  Medical care ratio                     87.9%    87.2%    86.6%    84.1%    86.6%    0.0%     0.0%     0.0%     87.9%    86.6%
  Selling, general and administrative
    expense ratio                        10.8%    11.1%    11.1%    11.9%    10.8%    0.0%     0.0%     0.0%     10.8%    10.8%
  Combined care and selling, general
    and administrative expense ratio     98.7%    98.3%    97.7%    96.0%    97.4%    0.0%     0.0%     0.0%     98.7%    97.4%

Specialty Managed Care Products
 and Services:
  Combined loss and expense ratio        96.7%    97.2%    96.1%    92.6%    93.1%    0.0%     0.0%     0.0%     96.7%    93.1%

Government Services:
  Operating expense ratio                98.2%    98.3%    99.1%    98.9%    98.2%    0.0%     0.0%     0.0%     98.2%    98.2%

Self-funded:
  Operating expense ratio                95.2%    91.4%    84.8%    96.1%    88.4%    0.0%     0.0%     0.0%     95.2%    88.4%

Number of days in reserve                62.3     60.8     60.5     60.9     60.4


            Cobalt Corporation


Membership Analysis

March 31, 2003
                                                 --------------------------------------------    ---------------------------------
                                                                    2002                                       2003
----------------------------------------------   --------------------------------------------    ---------------------------------
Members/Lives at Period End                        3/31       6/30        9/30       12/31          3/31     6/30    9/30   12/31
----------------------------------------------   --------------------------------------------    ---------------------------------
Insured Medical Products (by product type):
------------------------------------------
  HMO                                             158,396    156,710     159,150     151,627      151,621
  PPO                                             156,880    155,893     161,492     166,078      167,424
  Point of Service                                 73,954     65,266      61,925      61,126       54,453
  Medicaid                                          4,314      4,387       4,355       4,351        4,377
  Other/Individual                                 76,240     75,484      73,979      73,654       73,174
                                                 --------- ---------- ----------- -----------    --------- ------- ------- -------
                     Total Insured Members        469,784    457,740     460,901     456,836      451,049       0       0       0
                                                 ========= ========== =========== ===========    ========= ======= ======= =======

Self-funded Products: (1)
-------------------------
  Medical                                         134,730    132,905     135,238     343,525      357,884
  Dental                                           35,648     35,416      35,000     172,045      207,797
                                                 --------- ---------- ----------- -----------    --------- ------- ------- -------
                     Total Self-funded Members    170,378    168,321     170,238     515,570      565,681       0       0       0
                                                 ========= ========== =========== ===========    ========= ======= ======= =======


Specialty Managed Care Products and Services:
--------------------------------------------
  Life/AD&D                                       148,662    139,819     137,547     132,524      114,346
  Dental                                          307,583    305,342     303,825     300,329      291,991
  Disability                                      119,647    112,825     115,610     114,151      111,268
                                                 --------- ---------- ----------- -----------    --------- ------- ------- -------
                    Total Specialty Members       575,892    557,986     556,982     547,004      517,605       0       0       0
                                                 ========= ========== =========== ===========    ========= ======= ======= =======


Policies in force:
-----------------
  Workers' Compensation - IL                          159        153         151         152          160
  Workers' Compensation - WI                          595        617         679         696          740






(1) December 31, 2002 counts include 211,654 medical and 135,823 dental CMSI members acquired on December 31, 2002.
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